Exhibit 10.82

AMENDMENT NO. 1 TO

SHAREHOLDERS AGREEMENT

This Amendment No. 1 (this “Amendment”) is made as of December 7, 2009, among Intelsat Global, Ltd., a Bermuda exempted company (the “Company”), the shareholders listed on Schedule A hereto (collectively, the “BC Investors”) and the shareholders listed on Schedule B hereto (collectively, “Silver Lake” and, together, with the BC Investors and Silver Lake, the “Shareholders”), and amends that certain Shareholders Agreement, dated as of February 4, 2008, by and among Serafina Holdings Limited, a Bermuda exempted company and the predecessor entity to the Company, and the Shareholders (the “Initial Agreement”)

R E C I T A L S

WHEREAS, the Company desires to migrate from Bermuda to Luxembourg and become a Luxembourg société anonyme under Luxembourg corporate law for a variety of corporate purposes (the “Migration”);

WHEREAS, the Company and the Shareholders wish to amend the Initial Agreement in connection with the Migration; and

WHEREAS, the Company and the Shareholders believe that the terms of this Amendment are in the best interests of the Company, provide for the stability in management of the Company, provide for diversity of interests on the Board of Directors of the Company, and promote more active involvement in the affairs of the Company by certain minority shareholders.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

A G R E E M E N T

1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given them in the Initial Agreement (for the avoidance of doubt, as applicable, as amended by this Amendment).

2. Amendment to Initial Agreement.

Upon the occurrence of the Amendment Effective Date (as defined below), the following amendments are hereby made to the Initial Agreement, with full force and effect as of the Amendment Effective Date:

2.1 References to Serafina Holdings Limited. All references to “Serafina Holdings Limited” are hereby replaced with “Intelsat Global, Ltd.”

2.2 Amendment to Voting Agreement. Section 2.02(b) of the Initial Agreement is hereby deleted and replaced in its entirety with the following:

“(b) Voting Agreement. For a period of 10 years from Amendment No. 1 of this Agreement, each Shareholder agrees to vote all Shares owned or held of record by such Shareholder to elect (or to execute such written consent consenting to the election of) the nominees designated pursuant to subsection 2.02(a) above at each election of Directors held after the date hereof (or each written consent in lieu thereof).”

2.3 Amendment to Definitions. Section 8.01 of the Initial Agreement is hereby amended to add a new Section 8.01(e) and to renumber the remaining subsections of Section 8.01(e):

“(e) “Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated December 7, 2009.”

2.4 Amendment to Severability. Section 8.07 of the Initial Agreement is hereby deleted and replaced in its entirety with the following:

“Section 9.07 Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect. If legally permitted, the unenforceable provision will be replaced with an enforceable provision that as nearly as possible gives effect to the parties’ intent.”

3. Condition to Amendment Effective Date. The effectiveness of this Amendment is subject to the consummation of the Migration (the “Amendment Effective Date”).

4. Miscellaneous.

4.1 Governing Law. This Amendment shall be governed in all respects by the laws of the State of New York without regard to choice of laws or conflict of laws provisions thereof that would require the application of the laws of any other jurisdiction.

4.2 Counterparts. This Amendment may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format (i.e., “PDF”) , each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

4.3 Severability. In the event that any part or parts of this Amendment shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Amendment which shall remain in full force and effect. If legally permitted, the unenforceable provision will be replaced with an enforceable provision that as nearly as possible gives effect to the parties’ intent.”

4.4 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

4.5 Submission to Jurisdiction; Waiver of Jury Trial. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.6 Specific Performance. The Company and the Shareholders hereby acknowledge and agree that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party hereto to perform any of its obligations set forth in this Amendment and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Amendment, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INTELSAT GLOBAL, LTD.

By:	/s/ Phillip Spector
	Name:	Phillip Spector
	Title:	EVP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

SHAREHOLDERS:

For and on behalf of the Limited Partnerships comprising BC EUROPEAN CAPITAL VIII – 1 to 12 and 14 to 34

/s/ Laurence McNairn
Laurence McNairn
Director, CIE Management II Limited acting as General Partner of the Limited Partnerships comprising BC European Capital VIII – 1 to 12 and 14 to 34

/s/ Authorized Signatories
Heritage International Fund Managers Limited
Company Secretary, CIE Management II Limited acting as General Partner of the Limited Partnerships comprising BC European Capital VIII – 1 to 12 and 14 to 34

For and on behalf of BC European Capital 35 SC:

/s/ Matthew Elston
/s/ Mike Twinning
Matthew Elston Mike Twinning
Director, LMBO Europe SAS
As Gérant to BC European Capital 35 SC

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

For and on behalf of BC European Capital 36 SC:

/s/ Matthew Elston
/s/ Mike Twinning
Matthew Elston Mike Twinning
Director, LMBO Europe SAS
As Gérant to BC European Capital 36 SC

For and on behalf of BC European Capital 37 SC:

/s/ Matthew Elston
/s/ Mike Twinning
Matthew Elston Mike Twinning
Director, LMBO Europe SAS
As Gérant to BC European Capital 37 SC

For and on behalf of BC European Capital-Intelsat Syndication L.P.:

/s/ Laurence McNairn
Laurence McNairn
Director, CIE Management II Limited acting as
General Partner of BC European Capital – Intelsat Syndication L.P.

/s/ Authorized Signatories
Heritage International Fund Managers Limited
Company Secretary, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Syndication L.P.

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

For and on behalf of BC European Capital 38 SC:

/s/ Matthew Elston
/s/ Mike Twinning
Matthew Elston Mike Twinning
Director, LMBO Europe SAS
As Gérant to BC European Capital 38 SC

For and on behalf of BC European Capital 39 SC:

/s/ Matthew Elston
/s/ Mike Twinning
Matthew Elston Mike Twinning
Director, LMBO Europe SAS
As Gérant to BC European Capital 39 SC

For and on behalf of BC European Capital-Intelsat Co-Investment:

/s/ Laurence McNairn
Laurence McNairn
Director, CIE Management II Limited acting as
General Partner of BC European Capital – Intelsat Co-Investment

/s/ Authorized Signatories
Heritage International Fund Managers Limited
Company Secretary, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Co-Investment

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

For and on behalf of BC European Capital-Intelsat Co-Investment 1:

/s/ Laurence McNairn
Laurence McNairn
Director, CIE Management II Limited acting as
General Partner of BC European Capital – Intelsat Co-Investment 1

/s/ Authorized Signatories
Heritage International Fund Managers Limited
Company Secretary, CIE Management II Limited acting as General Partner of BC European Capital – Intelsat Co-Investment 1

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

SILVER LAKE PARTNERS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its general partner

By:	SLTA III (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ James A. Davidson
	Name:	James A. Davidson
	Title:	Managing Member

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its general partner

By:	SLTA III (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ James A. Davidson
	Name:	James A. Davidson
	Title:	Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

SCHEDULE A

BC Investors

Shareholder	Number of Class A Shares
BC European Capital VIII-1	606,391.71
BC European Capital VIII-2	587,987.28
BC European Capital VIII-3	605,028.42
BC European Capital VIII-4	777,075.70
BC European Capital VIII-5	777,075.70
BC European Capital VIII-6	770,259.25
BC European Capital VIII-7	770,259.25
BC European Capital VIII-8	764,124.44
BC European Capital VIII-9	770,259.25
BC European Capital VIII-10	760,716.22
BC European Capital VIII-11	458,474.67
BC European Capital VIII-12	122,696.16
BC European Capital VIII-14	136,465.40
BC European Capital VIII-15	10,906.33
BC European Capital VIII-16	68,164.54
BC European Capital VIII-17	4,089.87
BC European Capital VIII-18	3,408.23
BC European Capital VIII-19	3,408.23
BC European Capital VIII-20	3,408.23
BC European Capital VIII-21	3,408.23
BC European Capital VIII-22	1,635.95
BC European Capital VIII-23	1,363.29
BC European Capital VIII-24	1,090.63
BC European Capital VIII-25	954.30
BC European Capital VIII-26	681.65
BC European Capital VIII-27	681.65
BC European Capital VIII-28	681.65
BC European Capital VIII-29	408.99
BC European Capital VIII-30	408.99
BC European Capital VIII-31	272.66
BC European Capital VIII-32	272.66
BC European Capital VIII-33	136.33
BC European Capital VIII-34	136.33
BC European Capital VIII-35 SC	4,089.87
BC European Capital VIII-36 SC	272.66
BC European Capital VIII-37 SC	272.66
BC European Capital VIII-38 SC	136.33
BC European Capital VIII-39 SC	136.33
BC European Capital – Intelsat Co-Investment	1,312,760.00
BC European Capital – Intelsat Co-Investment 1	1,750,000.00
BC European Capital – Intelsat Syndication L.P.	250,000.00

SCHEDULE B

Silver Lake

Shareholder	Number of Class A Shares

Silver Lake Partners III, L.P.	2,489,976.25
Silver Lake Technology Investors III, L.P.	10,023.75